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                                                              Exhibit 99.B.5(ii)

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MetLifeInvestors                                                     Send Application and check to:
                                                                MetLife Investors Insurance Company
                          Variable Annuity Application        Policy Service Office: P.O. Box 10366
                                                                        Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class B                        For assistance call: 800 848-3854

ACCOUNT INFORMATION

1. Annuitant
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                                                                          Social
                                                                          Security Number ____________-- ____________--____________
   _____________________________________________________________________
   Name         (First)          (Middle)          (Last)                 Sex [_]M  [_]F     Date of Birth ______/______/______

   _____________________________________________________________________  Phone (_____) ___________________________________________
   Address      (Street)         (City)            (State)        (Zip)
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   2. Owner (Complete only if different than Annuitant)
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   Correspondence is sent to the Owner.

                                                                          Social
                                                                          Security/Tax ID Number _________-- __________--__________
   _____________________________________________________________________
   Name         (First)          (Middle)          (Last)                 Sex [_]M  [_]F     Date of Birth ______/______/______

   _____________________________________________________________________  Phone (_____) ___________________________________________
   Address      (Street)         (City)            (State)        (Zip)
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   3. Joint Owner
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                                                                          Social
                                                                          Security Number ____________-- ____________--____________
   _____________________________________________________________________
   Name         (First)          (Middle)          (Last)                 Sex [_]M  [_]F     Date of Birth ______/______/______

   _____________________________________________________________________  Phone (_____) ___________________________________________
   Address      (Street)         (City)            (State)        (Zip)
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4. Beneficiary
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint
   Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                   _        _
   _______________________________________________________________________________________________________________________________
   Primary Name                           Address                       Relationship          Social Security Number           %
                                                                                                    _        _
   _______________________________________________________________________________________________________________________________
   Primary Name                           Address                       Relationship          Social Security Number           %
                                                                                                    _        _
   _______________________________________________________________________________________________________________________________
   Contingent Name                        Address                       Relationship          Social Security Number           %
                                                                                                    _        _
   _______________________________________________________________________________________________________________________________
   Contingent Name                        Address                       Relationship          Social Security Number           %
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5. Plan Type                                                                         6. Purchase Payment
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   [_] NON-QUALIFIED                                                                 Funding Source of Purchase Payment
   QUALIFIED                                                                         [_] 1035 Exchange     [_] Check      [_] Wire
   [_] 401
   [_] 403(b) TSA Rollover*
                                                                                     Initial Purchase
                                                                                     Payment $____________________________________
   408 IRA* (check one of the options listed below)                                                 Make Check Payable to MetLife
                                                                                                               Investors

   Traditional IRA             SEP IRA                    Roth IRA                    (Estimate dollar amount for 1035 exchanges,
   ---------------             -------                    --------                    transfers, rollovers, etc.)
   [_] Transfer                [_] Transfer               _] Transfer
   [_] Rollover                [_] Rollover               _] Rollover                Minimum Initial Purchase Payment:
   [_] Contribution - Year____ [_] Contribution - Year_____] Contribution - Year____ $5,000 Non-Qualified      $2,000 Qualified
*    The annuitant and owner must be the same person.
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7029 (11/00)                                                                                                             APPVA -504B
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RIDERS                                                            11. Replacements
                                                                  -------------------------------------------------------------
7. Benefit Riders (subject to state availability and age          Does the applicant have any existing life insurance policies
restrictions)                                                     or annuity contracts?                        [_] Yes      [_] No
------------------------------------------------------------
These riders may only be chosen at time of application.           Is this annuity being purchased to replace any existing life
Please note, there are additional charges for the optional        insurance or annuity policy(ies)?            [_] Yes      [_] No
riders. Once elected these options may not be changed.
                                                                  If "Yes," applicable disclosure and replacement forms must be
1) [_] Lifetime Income Solution                                   attached.

2) Death Benefit Riders (Check one. If no election is made,
   the Principal Protection option will apply).                   12. Acknowledgement and Authorization
                                                                  -------------------------------------------------------------
      [_]  Principal Protection                                   I (We) agree that the above information and statements and
      [_]  Annual Step-Up                                         those made on all pages of this application are true and
      [_]  Compounded-Plus                                        correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge
 3) [_] Earnings Preservation Benefit Rider                       receipt of the current prospectus of MetLife Investors
 4) [_] Other _________________________________________           Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY
------------------------------------------------------------      THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND
                                                                  ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
COMMUNICATIONS                                                    -------------------------------------------------------------

8. Telephone Transfer                                             -------------------------------------------------------------
------------------------------------------------------------
I (We) authorize MetLife Investors Insurance Company (MetLife     _____________________________________________________________
Investors) or any person authorized by MetLife Investors to        (Owner Signature & Title, Annuitant unless otherwise noted)
accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be                 _____________________________________________________________
automatically permitted unless you check one or both of the                      (Joint Owner Signature & Title)
boxes below indicating that you do not wish to authorize
telephone transfers. MetLife Investors will use reasonable
procedures to confirm that instructions communicated by           _____________________________________________________________
telephone are genuine.                                                     (Signature of Annuitant if other than Owner)

I (We) DO NOT wish to authorize telephone transfers for the
following (check applicable boxes):
[_] Owner(s)  [_] Registered Representative/Agent                 Signed at ___________________________________________________
------------------------------------------------------------                        (City)                      (State)
SIGNATURES

9. Fraud Statement                                                Date ________________________________________________________
------------------------------------------------------------
Notice to Applicant:
                                                                  -------------------------------------------------------------
For Arkansas, Kentucky, Louisiana, New Mexico, Ohio,              13. Agent's Report
Pennsylvania, Tennessee and Washington D.C. Residents: Any        -------------------------------------------------------------
person who knowingly and with intent to defraud any insurance company or other person files an application or submits a
claim containing any materially false information or conceals for the purpose of misleading, information concerning any
fact material thereto, commits a fraudulent insurance act,        _____________________________________________________________
which is a crime, and subjects such person to criminal and                              Agent's Signature
civil penalties.

For Florida Residents: Any person who knowingly and with          _____________________________________________________________
intent to injure, defraud, or deceive any insurer files a                                     Phone
statement of claim or an application containing any false,
incomplete, or misleading information is guilty of a felony
of the third degree.                                              _____________________________________________________________
                                                                                     Agent's Name and Number
For New Jersey Residents: Any person who includes any false
or misleading information on an application for an insurance
policy is subject to criminal and civil penalties.                _____________________________________________________________
------------------------------------------------------------                         Name and Address of Firm

10. Special Requests
                                                                  _____________________________________________________________
                                                                            State License ID Number (Required for FL)



____________________________________________________________      _____________________________________________________________
                                                                                      Client Account Number
7029 (11/00)                                                                                                        APPVA-504-B
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